UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

TransAtlantic Petroleum Ltd. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on June 19, 2018, to (i) elect six directors to the board of directors, each for a one-year term (“Proposal 1”), and (ii) appoint PMB Helin Donovan, LLP (“PMB”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Proposal 2”).  For more information about the foregoing proposals, see the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2018 (the “Proxy Statement”), and the Company’s definitive additional materials, filed with the SEC on June 13, 2018 (the “Additional Proxy Materials”).

The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
Proposal 1
N. Malone Mitchell 3rd	21,421,174	370,039	32,471	12,408,241
Bob G. Alexander	21,375,464	389,931	58,289	12,408,241
Brian E. Bailey	21,377,443	387,952	58,289	12,408,241
Charles J. Campise	21,376,188	387,942	59,554	12,408,241
Gregory K. Renwick	21,281,418	483,977	58,289	12,408,241
Mel G. Riggs	20,216,677	1,548,353	58,654	12,408,241

	For	Against	Abstain	Broker Non-Votes
Proposal 2	33,764,273	392,149	75,503	0

As described in the Additional Proxy Materials, on June 12, 2018, PMB notified the Company that, because of reasons unrelated to the Company, PMB decided that it will no longer provide audit services to public companies, including the Company, and will no longer seek re-appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  As a result of this notification, Proposal 2 became moot.

Item 7.01 Regulation FD Disclosure.

On June 21, 2018, the Company issued a press release announcing the final results of the voting at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated June 21, 2018, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 21, 2018

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary